NEW YORK LIFE INVESTMENTS VP FUNDS TRUST
NYLI VP Epoch U.S. Equity Yield Portfolio

NYLI VP Income Builder Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated March 5, 2026 (“Supplement”) to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

Effective immediately, William J. Booth will become a portfolio manager for each Portfolio. Other than this addition, the portfolio management teams for the Portfolios will remain unchanged.

The table in the section entitled “Management” of each Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Manager	Service Date
Epoch Investment Partners, Inc.	William J. Booth, Managing Director	Since March 2026

The subsection entitled “Portfolio Manager Biographies” under the section “The Trust and its Management” in the Prospectus is amended to include the following:

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the NYLI VP U.S. Equity Yield Portfolio and NYLI VP Income Builder Portfolio since March 2026. Mr. Booth joined Epoch in 2009, where he is a Managing Director and Chief Investment Officer. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the chartered Financial Analyst® (“CFA®”) designation.

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